
 .FIDUCIAMANAGEMENT   ASSOCIATES

 .
 .DISVOT SNAM         DESCRIPTION
 .------ ------       --------------------
BLANK   IAPAMM       I.A.P.A. SCHOLARSHIP FUND- CASH         NY = Fully discretionary investments, client votes proxy
YN      ANACMA       MARY ANACLERIO                          YY = Fully discretionary investments, FMA votes proxy
YN      PIERJU       JUDITH PIERCE
YN      PIERMA       ESTATE OF MARIE PIERCE
YY      ALBRKA       KATHRYN ALBRIGHT ROUTEN
YY      AMERPT       AMER PHYS THERAPY ASSOC
YY      ANACAN       ANGELO M. ANACLERIO
YY      APPLGE       GEORGE W. APPLEGATE
YY      APTASM       AMERICAN PHYSICAL THERAPY SMALL COMPANY
YY      BARTHE       HENRY BARTHOLOMAY III FAMILY TRUST
YY      BENSPE       PETER M. & LYNETTE K. LUND BENSON, JTWRO
YY      BLINDS       BLIND SERVICES ASSOCIATION, INC.
YY      BOILER       BOILERMAKERS NATL PENSION
YY      BOWEGE       GEORGE W. BOWERS IRA ROLLOVER
YY      BRYSVN       NANCY F. BRYSON IRREVOCABLE TRUST 1/14/9
YY      BUILDM       BUILDING TRADES UNITED PENSION MILWAUKEE
YY      BURRBA       BARBARA J BURRIS REVOCABLE TRUST
YY      CARLBA       BARRY M. CARLSTEDT
YY      CATHDW       CTU SOCIETY OF THE DIVINE WORD
YY      CATHEO       CATHOLIC THEOLOGICAL UNION ENDOWMENT FND
YY      COKEMP       COOK CO EMPLOYEES ANNUITY & BENEFIT FUND
YY      COOKSM       COOK COUNTY SMALL CO. SEPARATELY MANAGED
YY      CULBED       EDWARD A. CULBERTSON
YY      CULBSM       SAMUEL A. CULBERTSON, PERSONAL ACCOUNT
YY      CULIRA       SAMUEL A. CULBERTSON, IRA ROLLOVER
YY      CURRBE       BERT L. CURRY IRA ROLLOVER
YY      DELABA       DELAWARE BANK
YY      DETIWC       IRON WORKERS LOCAL 25 PENS #0355946
YY      FORUMP       FORUM COMMUNICATIONS COMPANY
YY      FOWLGL       GLENN C. FOWLER
YY      FRAZWA       WARNER C. FRAZIER
YY      FREEDI       DR. JOHN FREELAND WAUKEGAN DIALYSIS
YY      FREEJA       JANE M. FREELAND
YY      FRLDPS       JOHN P. FREELAND MDSC PROFIT SHARING
YY      GEIGPW       P.W. GEIGENMUELLER TRUST
YY      GRAHES       ESTELLE P. GRAHAM
YY      GRAHHE       HERBERT AND ESTELLE GRAHAM JTWROS
YY      GRNTFD       GRANT HEALTHCARE FOUNDATION
YY      HADRES       HADLEY SCHOOL FOR THE BLIND - RESTRICTED
YY      HADUNR       HADLEY SCHOOL FOR THE BLIND UNRESTRICTED
YY      HANPRT       HANSEN PARTNERS, L.P.
YY      HERSJU       JUDY A. HERSHBERGER REVOCABLE TRUST
YY      HEYWLU       LUCIA HEYWORTH
YY      HITEMP       HI-TEMP INC. EMPLOYEES P/S TRUST
YY      HOLDJA       JAMES L. HOLDREN
YY      HOLDWA       WANDA L. HOLDREN
YY      HUBBPR       HUBBARD PROPERTIES, INC.
YY      HUBBP2       HUBBARD PROPERTIES - BANK ONLY
YY      IAPASF       I.A.P.A SCHOLARSHIP FUND
YY      IBEWHW       IBEW HEALTH AND WELFARE #12601
YY      IBEWPN       IBEW LOCAL UNION #226 PENSION FD #12602
YY      IBEW38       IBEW LOCAL #38 PENSION FUND
YY      ILFOPN       ILLINOIS FORGE PENSION TRUST
YY      ILFORT       ILLINOIS FORGE RETIREMENT TRUST
YY      IRONAN       STRUCTURAL IRON WORKERS LOCAL 1 ANNUITY
YY      IRONPN       STRUCTURAL IRON WORKERS LOCAL 1 PENSION
YY      ITTMRT       ITT INDUSTRIES MASTER RETIREMENT
YY      IWKEMI       IRON WORKERS HEALTH FND E MI #0355920
YY      KANSHW       KANSAS BLDG TRD HLTH & WELFARE FD #12603
YY      KANSPN       KANSAS CONSTRUCTION TRADES PEN FD #12604
YY      KENCBL       KENT COUNTY COMMISSION BALANCED FND
YY      KENCEQ       KENT COUNTY COMMISSION EQUITY FUND
YY      KENYCH       RICHMOND KENYON II
YY      KENYRO       ROBERT R. KENYON TRUST
YY      KOOTPF       KOOTZNOOWOO PERMANENT FD SETTLEMENT TRUS
YY      LEFERI       RICHARD L. LEFEVRE IRA ROLLOVER
YY      LEIBAL       ALEXANDER LEIBOW TRUST, F LEIBOW TRUSTEE
YY      LEIBBR       BROOKE LEIBOW TRUST, F LEIBOW TRUSTEE
YY      LEIBJE       JENNIFER LEIBOW TRUST
YY      LEIBLI       LISA RICHMOND TRUST, F LEIBOW TRUSTEE
YY      LEIBLY       LYLE RICHMOND TRUST, F LEIBOW TRUSTEE
YY      LEONRO       ROBERT E. LEONARD CHARITABLE UNITRUST
YY      LINCLN       LINCOLN LUTHERAN CHARITABLE TRUST
YY      LINCOR       LINCOLN PARK ORTHOPEDICS EMPLOYEES P/S/T
YY      MANGCH       CHARLES MANGEE ROTH IRA
YY      MANGEE       CHARLES T. MANGEE IRA ROLLOVER
YY      MCRINK       EDWARD MCCRINK IRA ROLLOVER
YY      MONTDE       DEBORAH A. MONTANA
YY      MOORSU       SUZANNE C. MOORE
YY      MORSCH       CHALMERS I. MORSE
YY      MORTEQ       MORTGAGE BANKERS EQUITY (SPECTRUM)
YY      MORTLT       MORTGAGE BANKERS ASSOC LONG TERM INVEST
YY      MORTPN       MORTGAGE BANKERS ASSOC PENSION FUND
YY      NWCAEQ       NW INDIANA CARPENTERS EQUITY FUND 1-4140
YY      NWCARA       NW IN REG COUNCIL OF CARPENTERS' DC 4140
YY      NWCARP       NW IN REG COUNCIL OF CARPENTERS' PN 4141
YY      NWCASM       NW INDIANA CARPENTERS AGGRESSIVE EQUITY
YY      NWOHIO       NW OHIO CARPENTERS SUPPLEMENTAL PENSION
YY      OUTSTM       OUTSTATE MICH TROWEL TRADES PENS#0335958
YY      PHILHR       PHILLIPSBURG HOURLY PLAN
YY      PHILSA       PHILLIPSBURG SALARIED PLAN
YY      PLATBK       PLATINUM COMMUNITY BANK
YY      PLUMHW       PLUMBERS LOCAL #519 HEALTH AND WELFARE
YY      PLUM68       U.A. PLUMBERS LOCAL #68 PENSION FUND
YY      PNS470       PLUMBERS AND STEAMFITTERS LOCAL 470
YY      PRASAN       ANGELO PRASSA TRUSTEE OF A. PRASSA TRUST
YY      PRASIR       ANGELO PRASSA IRA ROLLOVER
YY      PRASLO       LOUISE A. PRASSA TRUST, ANGELO PRASSA TT
YY      PUTHAL       ALISON L. DORON
YY      PUTHBE       BETSEY PUTH
YY      PUTHPS       JOHN W. PUTH P/S/T
YY      PUTJDA       JDA PARTNERS LP
YY      RITCDC       GERALD L. RITCHIE, DEFERRED COMPENSATION
YY      RITCGR       GERALD L. AND RHONDA K. RITCHIE
YY      ROBIJO       JOSEPH A. ROBINSON
YY      ROOFER       NATIONAL ROOFING INDUSTRY PENSION PLAN
YY      RYANRO       ROSS H. RYAN
YY      RYDEHE       HENRY C. RYDER, IRA ROLLOVER
YY      SDHERE       SAN DIEGO HOTEL AND RESTAURANT EMPLOYEES
YY      SERVPN       SERVICE EMPL LOCAL 1 PEN FD#0342610
YY      SERVSM       SEIU LOCAL #1 SMALL CAP PENSION FUND
YY      SKHAND       SK HAND TOOL PENSION TR 405995101
YY      SLACLI       LINDA A. SLACK
YY      SLIWRK       ST. LOUIS IRON WORKERS
YY      SMACAP       FMA SMALL COMPANY PORTFOLIO
YY      SMITLC       LONNIE M. & CHERYL D. SMITH
YY      STERPD       STERLING PARK DISTRICT MUSEUM ASSOC
YY      STICDO       DOUGLAS H. STICKNEY
YY      STONWI       WILLIAM M STONE, M.D. P/S PLAN DTD 1/1/9
YY      STUFKE       KENNETH K. STUFF
YY      SURGPN       ALLIED PHYSICIANS INC. - MUSGRAVE ACCT.
YY      UAMBAL       UAM PROFIT SHARING &401K (FMA) BALANCED
YY      UAMMMF       UAM PROFIT SHARING & 401K(FMA) MONEY MKT
YY      UAMSMA       UAM PROFIT SHARING & 401K (FMA) SMALL C0
YY      UFCWML       UFCW UNIONS AND EMPLOYEES PENSION PLAN
YY      UFCWSM       UFCW #23 GIANT EAGLE (REGIS SMALL CO)
YY      UFCW23       UFCW LOCAL #23 & GIANT EAGLE PEN 1044633
YY      VALIC3       THE VARIABLE ANNUITY LIFE INS CO VLK1 SE
YY      VONBCA       CATHERINE & CHARLES VON BRECHT
